UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): JANUARY 16, 2003


                                WELLCHOICE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                001-31513                    71-0901607
(State or other jurisdiction of    (Commission               (I.R.S. Employer
 Incorporation or organization)    File Number)           Identification Number)


            11 WEST 42ND STREET
            NEW YORK, NEW YORK                                   10036
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (212) 476-7800



                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  OTHER INFORMATION.

           Following authorization from its Board of Directors in December 2002 and consistent with its previously disclosed intentions, WellChoice, Inc. (the "Company") has entered into change in control retention agreements with its 9 executive officers, including its Chief Executive Officer, and 12 other senior officers. Under these agreements, an executive is entitled to certain payments and benefits upon the termination of his or her employment within six months prior to a Change in Control or within 24 months following a Change in Control. Payments and benefits under the agreements vary based upon the seniority of the executive. No such payments or benefits are payable under these agreements if the termination is (1) a result of the executive's death, permanent and total disability or retirement, (2) by the executive other than for Good Reason, or
(3) by the Company or its subsidiaries for Cause. Copies of the change in control retention agreements between the Company and its Chief Executive Officer and each of the Senior Vice Presidents listed in the Summary Compensation Table contained in the Company's final prospectus dated November 7, 2002 are attached hereto as Exhibits 10.18, 10.19, 10.20 and 10.21. Such Exhibits are incorporated by reference into this Item 5 and the information set forth above is qualified in its entirety by reference to such Exhibits.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               The following exhibits are filed as part of this report:

               Exhibit No.                            Description
               -----------                            -----------

                 10.18 Change in Control Retention Agreement dated as of December 18, 2002, between WellChoice, Inc. and Michael A. Stocker, M.D.

                 10.19 Change in Control Retention Agreement dated as of December 23, 2002, between WellChoice, Inc. and Kenneth O. Klepper

                 10.20 Change in Control Retention Agreement dated as of December 23, 2002, between WellChoice, Inc. and John Remshard

                 10.21 Change in Control Retention Agreement dated as of December 23, 2002, between WellChoice, Inc. and Gloria McCarthy



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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 21, 2003                      WELLCHOICE, INC.
                                            (Registrant)

                                            By: /s/ Michael A. Stocker, MD
                                                -------------------------------
                                                Michael A. Stocker, MD
                                                Chief Executive Officer













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
                                  EXHIBIT INDEX




  EXHIBIT NO.                              DESCRIPTION
  -----------                              -----------

    10.18 Change in Control Retention Agreement dated as of December 18, 2002, between WellChoice, Inc. and Michael A. Stocker, M.D.

    10.19 Change in Control Retention Agreement dated as of December 23, 2002, between WellChoice, Inc. and Kenneth O. Klepper

    10.20 Change in Control Retention Agreement dated as of December 23, 2002, between WellChoice, Inc. and John Remshard

    10.21 Change in Control Retention Agreement dated as of December 23, 2002, between WellChoice, Inc. and Gloria McCarthy















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